SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [X]    Filed by a Party other than the Registrant  [  ]

Check  the  appropriate  box:

[   ]     Preliminary  Proxy  Statement
[   ]     Confidential,  for  use  of  the commission only (as permitted by Rule
          14a-6(e)(2))
[ X ]       Definitive  Proxy  Statement
[   ]     Definitive  Additional  Materials
[   ]     Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or Section
          240.14a-12


                                 REGI U.S., INC.
                 (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):

[ X ]       No  fee  required

[   ]     Fee  computed  on  table  below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

          1) Title  of  each  class  of securities to which transaction applies:
          2) Aggregate  number  of  securities  to  which  transaction  applies:
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          4) Proposed  maximum  aggregate  value  of  transaction:
          5) Total  fee  paid:

[   ]     Fee  paid  previously  with  preliminary  materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing or which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)     Amount  Previously  Paid:
          2)     Form,  Schedule  or  Registration  Statement  No.:
          3)     Filing  Party:
          4)     Date  Filed

                                 REGI U.S., INC.
                           #185-10751 SHELLBRIDGE WAY
                       RICHMOND, BRITISH COLUMBIA V6X 2W8
                                     CANADA

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 5, 2000

To  the  Shareholders  of  REGI  U.S.,  Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of REGI U.S., Inc. (the "Company") will be held in Salon #216 of the Holiday Inn, Vancouver Airport, 10720 Cambie Road, Richmond, British Columbia, Canada, on Tuesday, December 5, 2000, at 10:00 a.m. for the purpose of considering and voting upon the following matters:

1. ELECTION OF DIRECTORS. To elect three (3) directors for a term of one year or until their successors have been elected and qualified.

2. APPROVAL OF AUDITOR. Approval of Manning, Elliott as auditor until the close of the next Annual Meeting.

3. AMENDMENT TO STOCK OPTION PLAN. Approval of increase in maximum number of shares which may be optioned and sold pursuant to the Stock Option Plan.

4. WHATEVER OTHER BUSINESS may properly come before the Annual Meeting or any adjournments thereof.

Only those shareholders of record at the close of business on October 25th, 2000 shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

Further information regarding voting rights and the business to be transacted at the Annual Meeting is given in the accompanying Proxy Statement. Your continued interest as a shareholder in the affairs of the Company, its growth and development, is genuinely appreciated by the directors, officers and personnel who serve you.

November  10,  2000             BY  ORDER  OF  THE  BOARD  OF
                                DIRECTORS

                               /s/     John  Robertson
                                       ---------------
                                       John  Robertson
                                             President



                             YOUR VOTE IS IMPORTANT
                             ----------------------

Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy card and return it in the enclosed postage prepaid envelope.

                                 REGI U.S., INC.
                           #185-10751 SHELLBRIDGE WAY
                       RICHMOND, BRITISH COLUMBIA V6X 2W8
                                     CANADA

                                 PROXY STATEMENT
                                 ---------------

               Information Concerning the Solicitation of Proxies

This Proxy Statement and the accompanying Proxy is furnished to the shareholders of REGI U.S., INC. (the "Company") in connection with the solicitation of proxies on for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on Tuesday, December 5, 2000, at Salon #216 of the Holiday Inn Vancouver Airport, 10720 Cambie Road, Richmond, British Columbia, Canada, at 10:00 am.(PST). A copy of the Company's annual report on Form 10-KSB was made available to shareholders electronically via filing on EDGAR on August 31, 2000, and accompanies this Proxy Statement.

Only stockholders of record on October 25, 2000 are entitled to vote at the Annual Meeting.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company, with the cost of solicitation borne by the Company. Solicitation may be made by directors and officers of the Company. Solicitation may be made by use of the mails, by telephone, facsimile and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar recordholders for reasonable expenses in mailing proxy materials to beneficial owners.

If the enclosed Proxy is duly executed and received in time for the Annual Meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the three nominees listed in this Proxy Statement and FOR the other items listed in the Proxy, unless otherwise directed. Any proxy given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Annual Meeting prior to the taking of the shareholder vote. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy. Shareholders have one vote for each share of Common Stock held, including the election of directors. Shareholders are not entitled to cumulate their votes in the election of directors.

This Proxy Statement and the accompanying Proxy are being sent to shareholders on or before November 15, 2000.

                          Record Date and Voting Rights

The record date for determination of Stockholders who are entitled to notice of and to vote at the Annual Meeting is October 25, 2000.

The Company is authorized to issue up to 20,000,000 shares of common stock, without par value. As of October 31, 2000, there were 10,217,735 shares of common stock issued and outstanding. Each share of Common Stock is entitled to one vote on all matters submitted for shareholder approval.


                             BUSINESS OF THE MEETING

There are three (3) matters being presented for consideration by the shareholders at the Annual Meeting, the election of three (3) directors; the approval of Manning Elliott as auditor of the Company, and the amendment to the Stock Option Plan.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS
GENERAL

The Company's Bylaws ("Bylaws") provide that the number of directors must fall within a range of 2 to 9, the exact number to be determined by the shareholders. Directors are elected for a term of one year and until their successors have been elected and qualified. There are currently three (3) directors of the Company.

INFORMATION  WITH  RESPECT  TO  NOMINEES

The following table lists the persons nominated by the Board of Directors for election as directors and also lists certain information with respect to those persons.


                                           Principal Occupation of
Nominee             Age       Since               Director              Ownership  [1]     Ownership
-------             ---       -----        ------------------------     --------------     ---------

John G. Robertson   59        July 1992    Executive Officer            5,676,050           55.55%
                                                                        common
                                                                        shares [2]

Brian Cherry        60        July 1992    Vice President               300,500              2.94%
                                                                        common
                                                                        shares [3]

James L. Vandeberg  56        November     Partner, Ogden Murphy        75,000               0.73%
                              1999, COO    Wallace                      common shares [4]
                              since
                              November
                              1999


[1]     The  ownership includes the beneficial ownership of securities and the beneficial ownership of securities  that  can  be  acquired within 60 days from October 31, 2000 upon the exercise of options.
Each  beneficial  owner's percentage ownership is determined by assuming that options that are held by such  person  and  which  are exercisable within 60 days from October 31, 2000, are exercised, for the purpose  of  computing  percentage  ownership.

[2]     John  Robertson has been a director since July 1992.  Includes rights to purchase, pursuant to stock options, 300,000 common shares at $1.00 per share granted on June 12, 1997, which expire January
3,  2001.  Includes  5,367,900  shares  registered in the name of Rand Energy Group Inc.  See Note (5)
below  for  an  explanation  of  the  beneficial  ownership  of Rand Energy Group, Inc.  Mr. Robertson disclaims  beneficial  ownership  of  these  shares  beyond  the extent of his pecuniary interest. Mr.
Robertson's  address  is  the  same  as  the  Company's.

[3]     Brian  Cherry  has  been  a  director  of  the  Company  since July 1992.   Includes rights to
purchase,  pursuant  to  stock  options,  50,000 common shares at $1.00 per share granted on  June 26,
1997,  and  rights  to  purchase,  pursuant  to stock options, 75,000 common shares at $0.75 per share granted  on  November  11,  1998.  Mr.  Cherry's  address  is  the  same  as  the  Company's.

[4]     James  Vandeberg was appointed to the Board of Directors in November 1999.  Includes rights to purchase,  pursuant  to stock options, 75,000 common shares at $0.75 per share granted on November 29,
1999.  Mr.  Vandeberg's  address  is  Ogden  Murphy  Wallace,  One  Union Square, Suite 2424, Seattle,
Washington.

[5]     Rand  Energy Group Inc. is owned 51% by Reg Technologies Inc. and 49% by Rand Cam Engine Corp.
Under  Rule  13d-3  under the Securities Exchange Act of 1934, both Reg Technologies Inc. and Rand Cam
Engine  Corp.  could be considered the beneficial owner of the 5,367,900 shares registered in the name of  Rand  Energy  Group  Inc.  Reg  Technologies  Inc. is a British Columbia corporation listed on the
Canadian  Venture  Exchange  that  has financed the research on the Rand Cam Engine since 1986.  Since
October  1984 Mr. Robertson has been President and a Director of Reg Technologies Inc.  SMR Investment
Ltd., a British Columbia corporation, holds a controlling interest in Reg Technologies Inc.  Since May
1977  Mr.  Robertson has been President and a member of the Board of Directors of SMR Investments Ltd.
Susanne  M.  Robertson,  Mr.  Robertson's  wife,  owns  SMR  Investment  Ltd.

Accordingly, in Note (2) above, beneficial ownership of the 5,367,900 shares registered in the name of
Rand  Energy  Group  Inc.  has  been  attributed  to  Mr. Robertson.  The Company believes it would be misleading  and  not  provide  clear  disclosure  to  list as beneficial owners in the table the other entities  and  persons  discussed in this paragraph, although a strict reading of Rule 13d-3 under the
Securities  Exchange  Act  of  1934  might  require  each  such  entity and person to be listed in the beneficial  ownership  table.

BACKGROUND  OF  NOMINEES

JOHN G. ROBERTSON - PRESIDENT, PRINCIPAL EXECUTIVE OFFICER AND A MEMBER OF THE BOARD OF DIRECTORS

Mr. Robertson has been the President and Principal Executive Officer and a Director of the Company since its formation in July, 1992. Since October 1984 Mr. Robertson has been President and a Director of Reg Technologies Inc., a British Columbia corporation listed on the Canadian Venture Exchange that has financed the research on the Rand Cam Engine since 1986. REGI U.S. is ultimately controlled by Reg Technologies Inc. REGI U.S. is controlled by Rand Energy Group, Inc., a British Columbia corporation of which Reg Technologies Inc. is the majority shareholder. REGI U.S. owns the U.S. rights to the Rand Cam (TM) technology and Rand Energy Group, Inc. owns the worldwide rights exclusive of the U.S. Mr. Robertson has been the Chairman, President and Chief Executive Officer of IAS Communications, Inc., an Oregon corporation traded on the OTC bulletin board, since December 1994. Since June 1997 Mr. Robertson has been President, Principal Executive Officer and a Director of Information Highway.com, Inc., a Florida corporation traded on the OTC bulletin board. Mr. Robertson is also the President and Founder of Teryl Resources Corp., a British Columbia company trading on the Canadian Venture Exchange involved in mineral exploration. He is also President of LinuxWizardry Systems, Inc. (formerly Flame Petro-Minerals Corp.), a British Columbia company trading on the OTC bulletin board involved in development and marketing of Linux-based products. Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investments Ltd., a private British Columbia corporation engaged in management of public companies.

JAMES L. VANDEBERG - CHIEF OPERATING OFFICER AND A MEMBER OF THE BOARD OF DIRECTORS

Mr. Vandeberg became a director of the Company and its Chief Operating Officer in November 1999. Mr. Vandeberg is a partner in the Seattle, Washington law firm of Ogden, Murphy, Wallace. He has served as counsel to the Company since 1996. Mr. Vandeberg's practice focuses on the corporate finance area, with an emphasis on securities and acquisitions. Mr. Vandeberg was previously general counsel and secretary of two NYSE companies and is a director of Information Highway.com, Inc., a Florida corporation traded on the OTC bulletin board. He is also a Director and Chief Operating Officer of IAS Communications, Inc., an Oregon corporation traded on the OTC bulletin board. He is a member and former director of the American Society of Corporate Secretaries. He became a member of the Washington Bar Association in 1969 and of the California Bar Association in 1973. Mr. Vandeberg graduated cum laude from the University of Washington with a Bachelor of Arts degree in accounting in 1966, and from New York University School of Law in 1969, where he was a Root-Tilden Scholar.

BRIAN  CHERRY  -  VICE  PRESIDENT  AND  A  MEMBER  OF  THE  BOARD  OF  DIRECTORS

Mr. Cherry has been Vice President and a Director of the Company since its inception in July 1992. Since October 1994 Mr. Cherry has served as Vice
President in charge of patents and technology for the Rand Cam Engine. Since April 1990 Mr. Cherry has been a director of Reg Technologies, Inc., a British Columbia corporation listed on the Canadian Venture Exchange that has financed the research on the Rand Cam Engine since 1986.

VOTE  REQUIRED

A majority of votes by the shares of common stock present or represented and voting at the meeting is required to elect the nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR ALL NOMINEES FOR THE BOARD OF DIRECTORS.

            EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN
                 STOCKHOLDERS, AND CERTAIN RELATED TRANSACTIONS

The following table lists the Company's executive officers during fiscal year 2000:



                                  Positions with the
Name                                  Company            Age    Office Held Since
------------------------------  -----------------------  ---    ---------------------

John G. Robertson               President and Chief
                                Executive Officer         59    July 1992

James Vandeberg                 Chief Operating Officer   56    Director since
                                                                November 1999; and
                                                                COO since August 1999

Brian Cherry                    Vice President            60    July 1992

Patrick Badgely                 Vice President            56    February 1994

Jennifer Lorette                Secretary and Chief       28    Vice President and CFO
                                Financial Officer               since June 1994;
                                                                Secretary since October,
                                                                1997; and Treasurer since
                                                                October 1996


Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board. There is no family relationship between any of the officers and directors. Memberships on the Boards of other public companies are set out on page 3 in the biographies of each of the nominee directors, and memberships on the Boards of other public companies for each of the executive officers who are not directors are set out below.

BACKGROUND  OF  EXECUTIVE  OFFICERS

The biographies of Messrs. Robertson and Vandeberg, and Cherry can be found on page 3.

PATRICK BADGLEY - was appointed Vice President, Research and Development of the Company in February 1994. He is directing and participating in the technical development of the Rand Cam compressor, gasoline engine and diesel engine. Previously, Mr. Badgley had been employed for 16 years at Adiabatics, Inc., in Columbus, Indiana. Between 1986 and 1994, Mr. Badgley was the Director of Research and Development at Adiabatics, where he directly oversaw several government and privately sponsored research programs including the lightweight, quiet 30 kW APU project for ARPA. He was also the Program Manager for the Gas Research Institute project for emissions reduction of two-stoke cycle natural gas engines. He was also Program Manger for several coal fuel diesel engine programs for the Department of Energy and for uncooled engine programs for a Wankel engine for NASA and for a piston type diesel engine for the U.S. Army. Mr. Badgley's work has covered all phases of research, design, development and manufacturing, from research on ultra-high speed solenoids and fuel sprays, to new product conceptuali-zation and production implementation of fuel pumps and fuel injectors. Previously, he also worked at Curtiss Wright and John Deere on Wankel engine development. Mr. Badgley received his Bachelor of Science degree in Mechanical Engineering from Ohio State University and has done graduate work at Purdue University. Since December 1994, Mr. Badgley has been a Vice President of IAS Communications, Inc., an Oregon corporation traded on the OTC bulletin board. Since July 1993 he has been a Director of Reg Technologies
Inc., a British Columbia corporation listed on the Canadian Venture Exchange. REGI U.S. is ultimately controlled by Reg Technologies Inc.

SIGNIFICANT  EMPLOYEES:

CAROL  COLEMAN
--------------

Ms. Coleman, 40, is a Chartered Accountant with over 10 years of experience in the accounting industry. Her accounting background is in a variety of areas including manufacturing and high-tech. Ms. Coleman's joined the Company in October 1999. Her duties as Controller of the Company include management of the accounting, management reporting, banking, insurance and payroll.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, other than Mr. Vandeberg, Mr. Badgley, and Mr. Cherry, who furnished no Forms to the Company during the year, no officer, director or beneficial owner of more than ten percent of the Common Stock of the Company failed to file on a timely basis reports required to be filed by Section 16(a) of the Exchange Act during the most recent fiscal year.

BOARD  COMMITTEES

The  Board  of  Directors  does  not  have  any  committees.

BOARD  OF  DIRECTORS  MEETINGS

The Company held no Board meetings since its last annual meeting. The Company passed three consent resolutions approved by all directors.

INVOLVEMENT  IN  CERTAIN  LEGAL  PROCEEDINGS.

To the best knowledge of the Officers and Directors of the Company, neither the Company nor any of its Officers, Directors or nominees are parties to any legal proceeding or litigation other than as described below. Further, the Officers and Directors know of no threatened or contemplated legal proceedings or litigation other than as described below. None of the Officers and Directors have been convicted of a felony or none have been convicted of any criminal offense, felony and misdemeanor relating to securities or performance in corporate office. To the best of the knowledge of the Officers and Directors, no investigations of felonies, misfeasance in office or securities investigations are either pending or threatened at the present time.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY  COMPENSATION  TABLE

The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the Company's most highly compensated execu-tive officers who served as such at the end of the last fiscal year. No executive officer had an annual salary and bonus in excess of $100,000 during such year.




                                                                                               LONG-TERM
                                                                                            COMPENSATION
                                              ANNUAL  COMPENSATION                                AWARDS

NAME AND                                                            OTHER ANNUAL     SECURITIES UNDERLYING
PRINCIPAL POSITION      YEAR        SALARY ($)     BONUS ($)       COMPENSATION ($)   OPTIONS/SARS (#) (1)
--------------------  ----------    ----------     ---------       ----------------   --------------------

John G. Robertson. .    2000            -0-           -0-                -0-                  -0-
President, Chief . .    1999            -0-           -0-                -0-                  -0-
Executive Officer. .    1998            -0-           -0-                -0-               -300,000-
--------------------  ----------    ----------    ----------        ---------------   --------------------


(1)     Represents  options  granted  June  12,  1997  under the Company's Stock Option Plan exercisable within  60  days  from  October  31,  2000.

A management fee of $2,500.00 per month is accrued for payment to Access Information Services, Inc., a corporation controlled by the Robertson Family Trust, the beneficiary of which is Kelly Robertson, daughter of John G. Robertson. Further, the sum of $1,500.00 per month is accrued for payment to Access Information Services, Inc. for rent and secretarial services.

The Company has no other agreement at this time, with any officer or director, regarding employment with the Company or compensation for services other than herein described. Compensation of officers and directors is determined by the Company's Board of Directors and not subject to shareholder approval. The Company may in the future create retirement, pension, profit sharing, insurance and medical reimbursement plans covering its Officers and Directors. At the present time, no such plans exist. No advances have been made or are contemplated by the Company to any of its Officers or Directors.

Option  Grants  in  Last  Fiscal  Year  (Individual  Grants)


                    Number of
                    Securities      Percent of total
                    Underlying     options granted to
                 Options granted      employees in       Exercise or base
Name                   (#)             fiscal year       price ($/share)      Expiration date
---------------  ----------------  -------------------  ------------------    -----------------

James Vandeberg      75,000               15.79%  $          0.75             November 29, 2004
---------------  ----------------  -------------------  ------------------    -----------------


STOCK  OPTIONS  EXERCISED  AND  HELD  AT  YEAR  END

The following table sets forth certain information concerning exercises of stock options pursuant to a stock option plan by the named Executive Officers and Directors during the year ended April 30, 2000 and stock options held at year end.


AGGREGATED  OPTION  EXERCISES  IN  LAST  FISCAL  YEAR
AND  YEAR  END  OPTION  VALUES



                                                                                             Value of
                                                              Number of                     Options at
                                                         Options at Year End               Year End (1)
                    Shares
                    Acquired on          Value
Name                Exercise             Realized     Exercisable / Unexercisable   Exercisable / Unexercisable

------------------  -------------------  ------------  ---------------------------  ----------------------------
John G. Robertson.     -0-                  -0-             300,000  /  0                   $ Nil  /  0
------------------  -------------------  ------------  ---------------------------  ----------------------------
Brian Cherry . . .     -0-                  -0-             125,000  /  0                 $ 2,325  /  0
                    -------------------  ------------  ---------------------------  ----------------------------
Patrick Badgley. .     -0-                  -0-                   0  /  0                   $ Nil  /  0
                    -------------------  ------------  ---------------------------  ----------------------------
James L. Vandeberg     -0-                  -0-              75,000  /  0                 $ 2,325  /  0
                    -------------------  ------------  ---------------------------  ----------------------------
Jennifer Lorette .     -0-                  -0-              60,000  /  0                   $ 310  /  0
------------------  -------------------  ------------  ---------------------------  ----------------------------


(1)     On  April  30, 2000, the closing price of Common Stock was $0.781.  For purposes of the foregoing table, stock  options  with  an  exercise  price  less  than  that  amount  are considered to be "in-the-money" and are considered  to  have  a  value  equal  to the difference between this amount and the exercise price of the stock option  multiplied  by  the  number  of  shares  covered  by  the  stock  option.


STOCK  OPTION  PLAN

The Company adopted a Key Employees Incentive Stock Option Plan on April 30, 1993 and was subsequently amended as the Stock Option Plan (the "Plan") on March 30, 1995 and effective November 1, 1996. A total of 1,000,000 shares were approved by the Board of Directors for issuance under the option agreements, subject to the Plan, to key employees, officers, directors and consultants of the Company. During the fiscal year, 475,000 options were granted under the Plan to certain employees and consultants in connection with normal employment and consulting practice, with the exercise price being $0.75 per share as to 175,000 shares, $1.00 as to 150,000 shares and $1.25 as to 150,000 shares.

The Plan permits the grant of stock options to employees, officers, directors and consultants. There are approximately seven (7) persons under the Plan. The purpose of the Plan is to attract the best available personnel to the Company and to give employees a greater personal stake in the success of the Company. The Plan is effective until November 1, 2006. Stock options are granted at the discretion of the directors.

The terms of the Plan include the following information. The Plan is administered by the Board of Directors of the Company or a committee so designated by it comprised of three (3) Board members. Under the Plan, the option price for the common shares to be issued under the Plan will be determined by the Board except in the case of an Incentive Stock Option, as defined in the Plan, the price not less than the fair market value of the Company's common shares on the date of grant of the stock option. If the optionee owns common shares representing more than 10% of the combined total voting power of all classes of shares of the Company (the "Shareholder-Optionee"), then the option price must be at least 110% of the fair market value of the common shares on the date of the grant. The term of the stock option granted under the Plan may not exceed 10 years from the date such option is granted, unless the optionee is a Shareholder-Employee, then the term of option may not exceed five years from the date of the grant. The market value of the securities underlying the options as at October 31, 2000 was $388,125.

U.S.  Federal  Tax  Consequences

Non-Qualified  Stock  Options

The grant of non-qualified stock options under the Plan will not result in the recognition of any taxable income by the optionee. An optionee will recognize ordinary income on the date of exercise of the non-qualified stock option equal to the excess, if any, of (1) the fair market value of the Common Shares acquired as of the exercise date, over (2) the exercise price. The tax basis of these Common Shares for purposes of a subsequent sale includes the non-qualified option price paid and the ordinary income reported on exercise of the non-qualified stock option. The income reportable on exercise of a non-qualified stock option is subject to federal income and employment tax withholding. Generally, the Company will be entitled to a deduction for its taxable year within which the optionee recognizes compensation income in the amount reportable as income by the optionee on the exercise of a non-qualified stock option.

Incentive  Stock  Options  (qualified  under  Section  422  of  the  Code)

In general, an optionee will not recognize taxable income upon the grant or exercise of an incentive stock option. However, upon the exercise of an incentive stock option, the excess of the fair market value on the date of exercise of the Common Shares received over the exercise price of the stock option is treated as an item of adjustment for the purpose of calculating alternative minimum taxable income.

If the optionee has held the Common Shares acquired upon exercise of an incentive stock option for at least two years after the date of grant, and for at least one year after the date of exercise, upon disposition of the Common Shares by the optionee, the difference (if any) between the sales price of the Common Shares and the exercise price of the stock option is treated as long-term capital gain or loss. If the optionee does not satisfy these incentive stock option holding period requirements, the optionee will recognize ordinary income at the time of the disposition of the Common Shares, generally in an amount equal to the excess of the fair market value of the Common Shares at the time the stock option was exercised over the exercise price of the stock option. The balance of the gain realized (if any) will be long-term or short-term capital gain, depending on the holding period. If the optionee sells the Common Shares prior to the satisfaction of the incentive stock option holding period requirements, but at a price below the fair market value of the Common Shares at the time the stock option was exercised, the amount of ordinary income is limited to the amount realized on the sale over the exercise price of the stock option.

In order for the exercise of an incentive stock option to qualify for the foregoing tax treatment, the optionee generally must be an employee (within the meaning of section 422 of the Code) of the Company or one of its subsidiaries from the date the incentive stock option is granted through the date three months before the date of exercise (one year before the date of exercise in the case of an optionee who is terminated due to disability).

PERFORMANCE  STOCK  PLAN

The Company adopted a Performance Stock Plan on June 24, 1997. The Performance Stock Plan authorizes the issuance of up to 1,000,000 shares of common stock of the Company to be issued to key employees, officers, directors and consultants of the Company. There were no shares issued pursuant to the Performance Stock Plan during the fiscal year.

The following tables set out the amount of options received or to be received by the Company's executive officers as a group, the Company's current directors who are not executive officers as a group; each nominee for election as a director; each other person who received or is to receive 5% of such options and all employees, including all current officers who are not executive officers, as a group:


NAMED EXECUTIVE OFFICER

NAME                               NUMBER OF OPTIONS  OPTION PRICES   OPTION EXPIRY DATES
---------------------------------  -----------------  --------------  -------------------
John Robertson, President and CEO            300,000  $         1.00  January 3, 2001
                                   -----------------  --------------  -------------------


TOTAL:. . . . . . . . . . . . . .            300,000
---------------------------------  -----------------





EXECUTIVE OFFICERS AS A GROUP

            NAME               NUMBER OF OPTIONS   OPTION PRICES       OPTION EXPIRY DATES
-----------------------------  ------------------  ------------------  -------------------
[1]                            350,000                $1.00               January 3, 2001
                                75,000                 0.75               November 29, 2004
                                50,000                 1.00               June 26, 2002
                                85,000                 0.75               November 11, 2003

TOTAL:                         560,000



There  are  no  Directors  who  are  not  Executive  Officers.



NOMINEES FOR ELECTION AS DIRECTORS

NAME                                        NUMBER OF OPTIONS        OPTION PRICES      OPTION EXPIRY DATES

John G. Robertson, President and
member of the Board of Directors [2]        300,000                  $ 1.00              January 3, 2001

James L. Vandeberg, Chief Operating
Officer and member of the Board
of Directors                                 75,000                  $ 0.75              November 29, 2004

Brian Cherry, Vice President
and member of the Board of Directors         50,000                  $ 1.00              June 25, 2002
                                             75,000                  $ 0.75              November 11, 2003


TOTAL:                                      125,000





                                          NUMBER
                                            OF                                      OPTION EXPIRY
5% option holders [3]                     OPTIONS            OPTION PRICES          DATES

John G. Robertson                         300,000             $   1.00              January 3, 2001

Brian Cherry                               50,000             $   1.00              June 26, 2002
                                           75,000             $   0.75              November 11, 2003

Paul Lamarche                              50,000             $   1.00              June 26, 2002

James L. Vandeberg                         75,000             $   0.75              November 29, 2004

Jennifer Lorette                           60,000             $   1.00              January 3, 2001
                                           10,000             $   0.75              November 11, 2003

Garry Savage                              150,000             $   1.00              July 7, 2004
                                          100,000             $   0.75              July 7, 2004

All Employees, including all current
officers who are not executive officers,
as a group:                               325,000                [4]                     [4]


All shares are held beneficially and of record and each record shareholder has sole voting and investment power.

[1]     Includes  John  Robertson,  James  Vandeberg,  Jennifer  Lorette,  Brian
Cherry,  and  Patrick  Badgley

[2]     Mr.  Robertson  is  the  only  Named  Executive  Officer of the Company.

[3]     5%  of  the  1,000,000  stock options available under the Plan is 50,000 options.

[4]     Prices range from $0.75 to $1.25.  Expiry dates range from June 26, 2002 to  July  7,  2004.

There are Canadian and U.S. persons who have been granted options under the Plan. Each optionee has been advised to seek his or her own tax advice.

LONG  TERM  INCENTIVE  PLAN  AWARDS

The  Company  does  not  have  any  Long  Term  Incentive  Plans.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

The Company does not have any employment contracts, termination of employment and change of control arrangements.

REPRICING  OF  OPTIONS

There  were  no  options  repriced  during  the  fiscal  year.

CANCELLATION  OF  OPTIONS

There  were  no  stock  options  cancelled  during  the  fiscal  year.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 31, 2000, the outstanding Class A Common Stock of the Company owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than 5% of the Company's Common Stock. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from such date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from the date are exercised. As of October 31, 2000, there were 10,217,735 common shares issued and outstanding.

NAME AND ADDRESS OF BENEFICIAL OWNER     AMOUNT AND NATURE OF         PERCENT OF
                                           BENEFICIAL OWNER             CLASS

Rand Energy Group, Inc. [1]                   5,325,000                 52.11%


[1] Rand Energy Group Inc. is owned 51% by Reg Technologies Inc. and 49% by Rand Cam Engine Corp. Under Rule 13d-3 under the Securities Exchange Act of 1934, both Reg Technologies Inc. and Rand Cam Engine Corp. could be considered the beneficial owner of the 5,367,900 shares registered in the name of Rand Energy Group Inc. Reg Technologies Inc. is a British Columbia corporation listed on the Canadian Venture Exchange that has financed the research on the Rand Cam Engine since 1986. Since October 1984 Mr. Robertson has been President and a Director of Reg Technologies Inc. SMR Investment Ltd., a British Columbia corporation, holds a controlling interest in Reg Technologies Inc. Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investments Ltd. Susanne M. Robertson, Mr. Robertson's wife, owns SMR Investment Ltd. Rand Cam Engine Corp. is a privately held company whose stock is reportedly owned 50% by The Watchtower Society, a religious organization, 34% by James McCann and the balance by several other shareholders. Mr. McCann has indicated that he donated the shares held by The Watchtower Society to that organization but has retained a voting proxy for those shares.

     Rand Cam Engine Corp. is a privately held company whose stock is reportedly owned 50% by The Watchtower Society, a religious organization, 34% by James McCann and the balance by several other shareholders. Mr. McCann has indicated that he donated the shares held by The Watchtower Society to that organization but has retained a voting proxy for those shares. Accordingly, the beneficial ownership of the 5,367,900 shares registered in the name of Rand Energy Group
Inc. can be attributed to The Watchtower Society and Mr. McCann. The Company believes it would be misleading and not provide clear disclosure to list as beneficial owners in the table the other entities and persons discussed in this paragraph, although a strict reading of Rule 13d-3 under the Securities Exchange Act of 1934 might require each such entity and person to be listed in the beneficial ownership table.

The following table sets forth, as of October 31, 2000, the name and shareholdings beneficially owned by each director, naming each, and directors and executive officers as a group. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from such date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from the date are exercised. As of October 31, 2000, there were 10,217,735 common shares issued and outstanding.


                                                                            PERCENTAGE OF
                                                                              CLASS A
                                                            CLASS A         SHARES OWNED
NAME                                                     SHARES OWNED   (NOT FULLY DILUTED)
-------------------------------------------------------  -------------  -------------------

John G. Robertson[1][2] [6]President and member of the
Board of Directors. . . . . . . . . . . . . . . . . . .      5,676,050               55.55%
                                                         -------------  -------------------
James L. Vandeberg [3], Chief Operating Officer and
member of the Board of Directors. . . . . . . . . . . .         75,000                0.73%
                                                         -------------  -------------------
Brian Cherry [1][4], Vice-President and Member of the
Board of Directors. . . . . . . . . . . . . . . . . . .        300,500                2.94%
                                                         -------------  -------------------
ALL OFFICERS & DIRECTORS AS A GROUP [5]
(FIVE INDIVIDUALS). . . . . . . . . . . . . . . . . . .      6,111,550               59.81%
-------------------------------------------------------  -------------  -------------------

Except as noted below, all shares are held beneficially and of record and each record shareholder has sole voting and investment power.

[1]     These  individuals  are  the  Executive  Officers  and Directors of the
Company and may be deemed to be "parents or founders" of the Company as that term is defined in the Rules and Regulations promulgated under the Securities Act of 1933, as amended.

[2] Includes 8,150 common shares and rights to purchase, pursuant to stock options, 300,000 common shares. Includes 5,367,900 shares registered in the name of and Energy Group Inc. See Note (6) below for an explanation of the beneficial ownership of Rand Energy Group Inc. Mr. Robertson disclaims beneficial ownership of these shares beyond the extent of his pecuniary interest. Mr. Robertson's address is the same as the Company's.

[3]     Includes 75,000 options that are currently exercisable.  Mr. Vandeberg's address is Ogden Murphy Wallace, One Union Square, Suite 2424, Seattle, Washington.

[4]     Includes  175,500  common  shares and 125,000 options that are currently exercisable.  Mr.  Cherry's  address  is  the  same  as  the  Company's.

[5]     Includes  common  shares  and  stock  options for Brian Cherry, Jennifer
Lorette, James Vandeberg, Peter Badgley and John Robertson, exercisable within 60 days.

[6] Rand Energy Group Inc. is owned 51% by Reg Technologies Inc. and 49% by Rand Cam Engine Corp. Under Rule 13d-3 under the Securities Exchange Act of 1934, both Reg Technologies Inc. and Rand Cam Engine Corp. could be considered the beneficial owner of the 5,367,900 shares registered in the name of Rand Energy Group Inc. Reg Technologies Inc. is a British Columbia corporation listed on the Canadian Venture Exchange that has financed the research on the Rand Cam Engine since 1986. Since October 1984 Mr. Robertson has been President and a Director of Reg Technologies Inc. SMR Investment Ltd., a British Columbia corporation, holds a controlling interest in Reg Technologies Inc. Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investments Ltd. Susanne M. Robertson, Mr. Robertson's wife, owns SMR Investment Ltd.

     Accordingly, in Note (2) above, beneficial ownership of the 5,367,900 shares registered in the name of Rand Energy Group Inc. has been attributed to Mr. Robertson. The Company believes it would be misleading and not provide clear disclosure to list as beneficial owners in the table the other entities and persons discussed in this paragraph, although a strict reading of Rule 13d-3 under the Securities Exchange Act of 1934 might require each such entity and person to be listed in the beneficial ownership table

     Rand Cam Engine Corp. is a privately held company whose stock is reportedly owned 50% by The Watchtower Society, a religious organization, 34% by James McCann and the balance by several other shareholders. Mr. McCann has indicated that he donated the shares held by The Watchtower Society to that organization but has retained a voting proxy for those shares.

        CERTAIN RELATED TRANSACTIONS AND LEGAL PROCEEDINGS WITH DIRECTORS

Pursuant to an agreement dated August 1992 (the "August 1992 Agreement"), the Company issued 5,700,000 shares of its Common Stock at a deemed value of $0.01 per share to Rand Energy Group Inc. ("RAND") in exchange for certain valuable rights, tech-nology, information, and other tangible and intangible assets relating to the United States rights to the Rand Cam Engine (the "Original Engine"). RAND is 51% controlled by Reg Technologies, Inc., a publicly-held British Columbia corporation ("Reg Tech"). Reg Tech's president is also the president of the Company and its Vice President is also a Director of the Company.

The Company also agreed to pay semiannually to RAND a royalty of 5% of any net profits to be derived by the Company from revenues received as a result of its license of the Original Engine.

As part of the August 1992 Agreement, the Company also agreed to pay semi-annually to Brian Cherry a royalty of 1% of any net profits to be derived by the Company from revenues received as a result of the August 1992 Agreement.

Also in August 1992, the Company sold 300,000 shares of its Common Stock at $0.01 per share to Brian Cherry.

In an agreement dated April 13, 1993 among the Company, RAND, Reg Tech and Brian Cherry (the "April 1993 Agreement"), and made as an amendment to a previous Amendment Agreement dated November 23, 1992, between RAND, Reg Resources Corp. (Reg Tech) and Brian Cherry and an original agreement dated July 30, 1992, between RAND, Reg Resources Corp. and Brian Cherry, Cherry agreed to: (a) sell, transfer and assign to RAND all his right, title and interest in and to the technology related to the RC/DC Engine, (the "Technology") including all pending and future patent applications in respect of the Technology for all countries except the United States of America, together with any improvements, changes or other variations to the Technology; (b) sell, transfer and assign to the Company (then called Sky Technologies Inc.), all his right, title and interest in and to the Technology, including all pending and future patent applications in respect of the Technology for the United States of America, together with any improvements, changes or other variations to the Technology.

Other provisions of the April 1993 Agreement call for the Company (a) to pay to RAND a continuing royalty of 5% of the net profits derived from the Technology by the Company and (b) to pay to Brian Cherry a continuing royalty of 1% of the net profits derived from the Technology by the Company.

A final provision of the April 1993 Agreement assigns and transfers ownership to the Company of any patents, inventions, copyrights, know-how, technical data, and related types of intellectual property conceived, developed or created by RAND or its associated companies either prior to or subsequent to the date of the agreement, which results or derives from the direct or indirect use of the Original Engine and/or RC/DC Engine technologies by RAND.

In November 1993, in consideration for certain technology transferred to the Company, as described above, Brian Cherry was issued 100,000 Common Shares of Reg Tech (deemed value $200,000). There was no connection between this transaction and the transaction involving the acquisition of the Canadian rights to the Machine Vision Tech-nology described below. At that time the Company did not have available cash to pay to Mr. Cherry and there was no public market for the stock of the Company. Based upon his desire for some degree of immediate liquidity, management agreed to issue shares of Reg Tech to Mr. Cherry and to treat this as an advance. As previously noted, Reg Tech owns 51% of RAND which owns 66.7% of the Common Stock of the Company. Both Mr. Cherry and Mr. Robertson are officers and directors of both the Company and Reg Tech.

The terms of the agreements referenced above were negotiated by the parties in non-arm's-length transactions but were deemed by the parties involved to be fair and equitable under the circumstances existing at the time.

In 1995, the Company acquired an exclusive limited sublicense to market and dis-tribute in Canada the rights to Machine Vision Technology for the following consideration:

(1)     $200,000;

(2) royalty payments equal to 2% of all net revenue derived from sales in Canada, to be paid 30 days after the end of each calendar quarter;

(3)     minimum  annual  royalty  payments  as  follows:

                                         $
          December  31,  1996          1,000
          December  31,  1997          3,000
          December  31,  1998          4,500
          annually  thereafter         6,000

On October 31, 1995, the Company sold its rights to the Machine Vision Technology to Reg Tech for $200,000. All obligations pursuant to the sublicense were transferred to Reg Tech.

                               CHANGES IN CONTROL

There are no arrangements known to the Company the operation of which may result in a change of control of the Company.

                      PROPOSAL NO. 2 - APPROVAL OF AUDITOR

RELATIONSHIP  WITH  INDEPENDENT  AUDITOR

The Company has retained the firm of Elliot Tulk Pryce Anderson as independent auditor of the Company for the fiscal year ending April 30, 2000. Elliot Tulk Pryce Anderson has been retained as auditor for the Company since April 1993. Elliot Tulk Pryce Anderson is changing its name to Manning Elliot. The Company does not expect a representative of Manning Elliott to be present at the Annual Meeting.

The Board of Directors recommends that Manning Elliott serve as auditor of the Company until the next Annual Meeting. Elliot Tulk Pryce Anderson (now known as Manning Elliott), independent Chartered Accountants, performed the audit of the consolidated financial statements for the Company for the year ended April 30, 2000.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  FOR  PROPOSAL  NO.  2.


                 PROPOSAL NO. 3 - AMENDMENT TO STOCK OPTION PLAN

The Company's Stock Option Plan was approved by the Board of Directors in April 1993, as amended and approved by the Board in October, 1995, and further amended and approved by the Board in February, 1997. A total of 1,000,000 shares were approved by the Board for issuance under the option agreements, subject to the Plan. The Plan permits the grant of stock options to employees, officers, directors and consultants. The purpose of the Plan is to attract the best available personnel to the Company and to give employees a greater personal stake in the success of the Company.

On November 29, 1999, the Board of Directors, by unanimous consent, increased the maximum number of shares which may be optioned and sold pursuant to the Plan from 1,000,000 to 2,500,000.

Although shareholder approval is not technically required for the amendment to the Plan, the Board of Directors believes it is prudent to do so and recommends that the maximum number of common shares which may be optioned and sold pursuant to the Plan be increased to 2,500,000.

Votes will be counted respecting proxies received or shareholders present at the meeting only. Abstentions and brokers' non-votes will not be counted.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  FOR  PROPOSAL  NO.  3.

                                  OTHER MATTERS
                                  -------------

TRANSFER  AGENT

The Nevada Agency and Trust Company, located at 50 West Liberty Street, Suite 880, Reno, Nevada, USA, phone (775) 322-0626, fax (775) 322-5623 is the transfer agent for the Company's common shares.

STOCKHOLDER  PROPOSALS

Stockholder proposals to be included in the Company's Proxy Statement and Proxy for its 2001 Annual Meeting must meet the requirements of Rule 14a-8 promulgated by the Securities and Exchange Commission and must be received by the Company no later than August 30, 2001.

ADDITIONAL  INFORMATION

Each shareholder has received the Company's Annual Report containing the Company's 2000 audited financial statements, including the report of its independent chartered accountants. Upon receipt of a written request, the Company will furnish to any shareholder, without charge, a copy of the Company's 2000 Form 10-KSB as filed with the SEC under the Securities Exchange Act of 1934 (including the financial statements and the schedules thereto and a list briefly describing the exhibits thereto). Shareholders should direct any request to the Company, #185 - 10751 Shellbridge Way, Richmond, British Columbia, Canada, V6X 2W8, Attention: Jennifer Lorette, Secretary.

ACTION  ON  OTHER  MATTERS

The Board of Directors knows of no other matters to be brought before the share-holders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

At the Meeting, management will report on the Company's business and share-holders will have the opportunity to ask questions.

     REGI  U.S.,  INC.

     By  Order  of  the  Board  of  Directors


     /s/     John  G.  Robertson
             -------------------
             John  G.  Robertson
             President

Richmond,  British  Columbia
November  10,  2000